UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 8, 2012

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, on August 19, 2012, Aetna Inc. (“Aetna”), Coventry Health Care, Inc. (“Coventry”) and Jaguar Merger Subsidiary, Inc., a wholly owned subsidiary of Aetna (“Merger Sub”), entered into an Agreement and Plan of Merger (as previously amended, the "Merger Agreement"), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into Coventry, with Coventry surviving the merger as a wholly owned subsidiary of Aetna (the “Merger”).

The consummation of the Merger remains subject to the satisfaction or waiver of certain closing conditions, including the early termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

As previously disclosed, on October 9, 2012, Aetna re-filed its premerger notification form with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission under the HSR Act.  As a result, the waiting period under the HSR Act with respect to the Merger was scheduled to expire at 11:59 p.m. on November 8, 2012, unless extended by a request for further information or terminated earlier.

On November 8, 2012, Aetna and Coventry each received a request for further information (the “second request”) from the DOJ in connection with the DOJ’s review of the Merger.

Issuance of the second request extends the waiting period under the HSR Act until 30 days after both Aetna and Coventry have substantially complied with the second request, unless the waiting period is terminated earlier by the DOJ.  Aetna and Coventry have been cooperating with the DOJ staff since shortly after the announcement of the Merger and are continuing to cooperate with the DOJ staff in its review of the Merger.  Aetna continues to expect that the transaction will be completed in mid-2013.

Completion of the transactions contemplated by the Merger Agreement remains subject to approval by Coventry’s stockholders, as well as the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s and Coventry’s control.

Statements in this document that are forward-looking, including the projected date the proposed transaction will be completed, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s and Coventry’s control. Important risk factors could cause actual future events to differ materially from those currently expected by Aetna’s management, including, but not limited to: the risk that a condition to closing of the proposed acquisition may not be satisfied, the risk that a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated and the outcome of various litigation matters related to the proposed acquisition.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, when they will occur and what impact they will have on the results of operations, financial condition or cash flows of Aetna or Coventry. Neither Aetna nor Coventry assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Important Information For Investors And Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Aetna has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-184041), including Amendment No. 1 thereto, containing a proxy statement/prospectus, and Coventry has filed with the SEC a proxy statement/prospectus, and each of Aetna and Coventry has filed and will file other documents with respect to the proposed acquisition of Coventry.  The registration statement was declared effective on October 18, 2012, and Aetna and Coventry commenced mailing the definitive proxy statement/prospectus to Coventry stockholders on or about October 19, 2012. INVESTORS AND SECURITY HOLDERS OF COVENTRY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Aetna or Coventry through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at www.aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-8204. Copies of the documents filed with the SEC by Coventry are available free of charge on Coventry’s internet website at www.cvty.com or by contacting Coventry’s Investor Relations Department at 301-581-5717.

Aetna, Coventry, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Coventry is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 28, 2012, its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 6, 2012, and its Current Report on Form 8-K, which was filed with the SEC on May 31, 2012. Information about the directors and executive officers of Aetna is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 24, 2012, its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 9, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, which was filed with the SEC on October 25, 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2012

Aetna Inc.

By:	/s/ Rajan Parmeswar
	Name:	Rajan Parmeswar
	Title:	Vice President, Controller and Chief Accounting Officer